Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of June 28, 2019, is by and among AMERICAN MIDSTREAM, LLC, a Delaware limited liability company (the “AMID Borrower”), BLACKWATER INVESTMENTS, INC., a Delaware corporation (the “Blackwater Borrower” and, together with the AMID Borrower, the “Borrowers”), AMERICAN MIDSTREAM PARTNERS LP, a Delaware limited partnership (“Parent”), the other Loan Parties party hereto, BANK OF AMERICA, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Original Credit Agreement referred to below (the “Lenders”), and the Lenders party hereto.

R E C I T A L S

A. The Borrowers, Parent, the Lenders, the Administrative Agent and the other agents referred to therein entered into that certain Second Amended and Restated Credit Agreement dated as of March 8, 2017 (as modified by that certain Letter Agreement (Consent) dated as of July 21, 2017, that certain Letter Agreement (Consent) dated as of September 29, 2017, that certain Letter Agreement (Consent) dated as of February 20, 2018, that certain Letter Agreement (Consent) dated as of March 29, 2018, that certain Letter Agreement (Consent) dated as of June 22, 2018, that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 29, 2018, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of December 27, 2018, that certain Third Amendment to Second Amended and Restated Credit Agreement, dated as of April 5, 2019 (the “Third Amendment”), and as further amended, restated, supplemented or modified prior to the date hereof, and as waived by that certain Letter Agreement dated as of the March 22, 2019, the “Original Credit Agreement” and, the Original Credit Agreement as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Commitments (subject to the terms and conditions thereof) to the Borrowers.

B. The Borrowers have requested that the Original Credit Agreement and the Third Amendment be amended as of the Fourth Amendment Effective Date (as defined below) to revise certain covenants contained in the Original Credit Agreement and to make certain other changes as more fully described herein.

C. The Lenders signatory hereto and the Administrative Agent are willing to amend the Original Credit Agreement and the Third Amendment, as of the Fourth Amendment Effective Date, as more fully described herein, and upon satisfaction of the conditions set forth herein, this Amendment shall become effective.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Amendment refer to articles, schedules, exhibits and sections of the Original Credit Agreement.

Section 2. Fourth Amendment Effective Date Amendments to Original Credit Agreement. As of and subject to the occurrence of the Fourth Amendment Effective Date, the Original Credit Agreement is hereby amended as follows:

2.1 Amendments to Section 7.19 (Financial Covenants) of the Original Credit Agreement. Section 7.19(b) is amended and restated in its entirety as follows:

(b) Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio as of the end of any fiscal quarter of Parent to be greater than the ratio set forth below for such fiscal quarter then ending.

Fiscal Quarter Ending	Consolidated Total Leverage Ratio
June 30, 2018	6.15:1.00
September 30, 2018	6.25:1.00
	If the Disposition contemplated by the Refined Products Sale Consent has occurred on or prior to December 31, 2018	If the Disposition contemplated by the Refined Products Sale Consent has not occurred on or prior to December 31, 2018
December 31, 2018	6.25:1.00	6.50:1.00
March 31, 2019	6.50:1.00	6.50:1.00
June 30, 2019 and thereafter	6.00:1.00	6.00:1.00

Section 3. Fourth Amendment Effective Date Amendments to Third Amendment.

3.1 Amendments to Section 2.1(f) of the Third Amendment. Section 2.1(f) of the Third Amendment is amended by deleting the definition of “Anchor Parent” in its entirety and by adding the following definition where alphabetically appropriate:

“Third Coast Parent” means Third Coast Midstream Holdings, LLC, a Delaware limited liability company (as successor-in-interest to American Midstream GP, LLC).

3.2 Amendments to Sections 2.2, 2.4(b), 2.9 and 2.12(b) of the Third Amendment. Sections 2.2, 2.4(b), 2.9 and 2.12(b) of the Third Amendment are amended by replacing each reference therein to “Anchor Parent” with the phrase “Third Coast Parent”.

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Section 4. Conditions Precedent to Fourth Amendment Effective Date. This Amendment and the amendments set forth in Sections 2 and 3 of this Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) on which the following condition is satisfied (or waived in accordance with Section 10.01 of the Original Credit Agreement):

4.1 Amendment Counterparts. The Administrative Agent shall have received executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment from the Administrative Agent, the Collateral Agent, the L/C Issuers, the Required Lenders and the Loan Parties.

For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Fourth Amendment Effective Date specifying its objection thereto.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Loan Documents, as amended by this Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment.

5.2 Ratification and Affirmation; Representations and Warranties. Each of the undersigned Loan Parties does hereby adopt, ratify, and confirm each Loan Document to which it is a party, as amended hereby, and its obligations thereunder. Each of the Loan Parties hereby (a) acknowledges, renews and extends its continued liability under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein, and (b) represents and warrants to the Lenders that: (i) as of the Fourth Amendment Effective Date, after giving effect to the terms of this Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such specified earlier date and (ii) (A) as of the Fourth Amendment Effective Date, no Default has occurred and is continuing and (B) immediately after giving effect to this Amendment, no Default will have occurred and be continuing.

5.3 Loan Document. This Amendment and each agreement, instrument, certificate or document executed by the Borrowers and the Guarantors or any of their respective officers in connection herewith are “Loan Documents” as defined and described in each of the Original Credit Agreement and the Credit Agreement, and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

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5.4 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

5.5 Release. Each of the Loan Parties, on its behalf and on behalf of its subsidiaries (collectively, the “Releasing Parties”), hereby acknowledges and stipulates that as of the Fourth Amendment Effective Date, none of the Releasing Parties has any claims or causes of action of any kind whatsoever under or in connection with the Loan Documents against the Administrative Agent, any Lender, any of their Affiliates or any of their respective officers, directors, employees, agents, attorneys or representatives, or against any of their respective predecessors, successors or assigns (each of the foregoing, collectively, the “Released Parties”). To the extent permitted by law, each of the Releasing Parties hereby forever releases, remises, discharges and holds harmless the Released Parties from any and all claims, causes of action, demands and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or nonliquidated, disputed or undisputed, known or unknown, that any of the Releasing Parties has or may acquire in the future relating in any way to any event, circumstance, action or failure to act, in each case under or in connection with the Loan Documents, through the Fourth Amendment Effective Date; provided that the foregoing release, remise, discharge and hold harmless shall not restrict any defense or limitation available to the Borrowers under the applicable provisions of the Credit Agreement with respect to such expense reimbursement or indemnification.

5.6 NO ORAL AGREEMENT. THIS AMENDMENT, THE ORIGINAL CREDIT AGREEMENT AND/OR THE CREDIT AGREEMENT (AS APPLICABLE) AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.7 GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

AMERICAN MIDSTREAM PARTNERS LP
By:	American Midstream GP, LLC, its sole general partner
AMERICAN MIDSTREAM, LLC
AMERICAN MIDSTREAM FINANCE CORPORATION
AMERICAN MIDSTREAM MARKETING, LLC
AMERICAN MIDSTREAM (ALABAMA GATHERING), LLC
AMERICAN MIDSTREAM (ALABAMA INTRASTATE), LLC
AMERICAN MIDSTREAM (ALATENN), LLC
AMERICAN MIDSTREAM (LOUISIANA INTRASTATE), LLC
AMERICAN MIDSTREAM (MISSISSIPPI), LLC
AMERICAN MIDSTREAM (SIGCO INTRASTATE), LLC
AMERICAN MIDSTREAM (TENNESSEE RIVER), LLC
AMERICAN MIDSTREAM ONSHORE PIPELINES, LLC
AMERICAN MIDSTREAM OFFSHORE (SEACREST), LP,
By:	American Midstream, LLC, its general partner
AMERICAN MIDSTREAM (BURNS POINT), LLC
AMERICAN MIDSTREAM CHATOM, LLC
AMERICAN MIDSTREAM CHATOM UNIT 1, LLC
AMERICAN MIDSTREAM CHATOM UNIT 2, LLC
AMERICAN MIDSTREAM MADISON, LLC
HIGH POINT GAS TRANSMISSION HOLDINGS, LLC
HIGH POINT GAS TRANSMISSION, LLC
HIGH POINT GAS GATHERING HOLDINGS, LLC
HIGH POINT GAS GATHERING, L.L.C.
AMERICAN MIDSTREAM (LAVACA), LLC
CENTANA GATHERING, LLC
CENTANA OIL GATHERING, LLC
AMERICAN MIDSTREAM REPUBLIC, LLC
AMERICAN MIDSTREAM COSTAR, LLC
AMERICAN MIDSTREAM GAS SOLUTIONS, LP
By:	American Midstream Gas Solutions GP, LLC, its general partner

Signature Page to Fourth Amendment

AMERICAN MIDSTREAM GAS SOLUTIONS GP, LLC
AMERICAN MIDSTREAM GAS SOLUTIONS LP, LLC
AMERICAN MIDSTREAM BAKKEN, LLC
AMERICAN MIDSTREAM PERMIAN, LLC
AMERICAN MIDSTREAM EAST TEXAS RAIL LLC
AMERICAN MIDSTREAM DELTA HOUSE, LLC
AMERICAN MIDSTREAM MESQUITE, LLC
AMERICAN MIDSTREAM TRANSTAR GAS PROCESSING, LLC
AMERICAN MIDSTREAM AMPAN, LLC
AMERICAN MIDSTREAM EMERALD, LLC
AMERICAN MIDSTREAM PINEY WOODS, LLC
AMERICAN MIDSTREAM MIDLA RECONFIGURATION, LLC
D-DAY OFFSHORE HOLDINGS, LLC
PAM ACQUISITION COMPANY, LLC
PANTHER PIPELINE, LLC
PANTHER OFFSHORE GATHERING SYSTEMS, LLC
PANTHER OPERATING COMPANY, LLC
MAIN PASS OIL GATHERING COMPANY, LLC
AMERICAN PANTHER, LLC

By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Senior Vice President and Chief Financial Officer

Signature Page to Fourth Amendment

AMERICAN MIDSTREAM BLACKWATER, LLC
BLACKWATER INVESTMENTS, INC.
BLACKWATER MARYLAND, L.L.C.
ARGO MERGER GP SUB, LLC
AMID MERGER LP
By: Argo Merger GP Sub, LLC, its general partner
AMID CRUDE OIL SERVICES LLC
AMID PAYMENT SERVICES LLC
AMID ENERGY PRODUCTS SUPPLY LLC
AMID CRUDE TRUCKING LLC
AMID CRUDE OIL STORAGE LLC
AMID SILVER DOLLAR PIPELINE LLC
AMID ST. CROIX LLC
AMID LIQUIDS TRUCKING LLC

By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Senior Vice President and Chief Financial Officer

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BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By	/s/ Chris DiBiase
Name: Chris DiBiase
Title: Director

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BANK OF AMERICA, N.A., as Lender and L/C Issuer

By	/s/ Chris DiBiase
Name: Chris DiBiase
Title: Director

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CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Scott Mackey
Name: Scott Mackey
Title: Director

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SUNTRUST BANK, as a Lender

By:	/s/ Benjamin L. Brown
Name: Benjamin L. Brown
Title: Director

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BARCLAYS BANK PLC, as a Lender

By:	/s/ Jeff Ogden
Name: Jeff Ogden
Title: Managing Director

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BBVA USA F/K/A COMPASS BANK, as a Lender

By:	/s/ Rachel Festervand
Name: Rachel Festervand
Title: Sr. Vice President

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BMO HARRIS BANK N.A., as a Lender

By:	/s/ Melissa Guzmann
Name: Melissa Guzmann
Title: Director

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CADENCE BANK, N.A., as a Lender

By:	/s/ Randy Petersen
Name: Randy Petersen
Title: Executive Vice President

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CITIBANK, N.A., as a Lender

By:	/s/ Thomas Benavides
Name: Thomas Benavides
Title: Director

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NATIXIS, NEW YOK BRANCH, as a Lender

By:	/s/ Jarret Price
Name: Jarret Price
Title: Director

By:	/s/ Vikram Nath
Name: Vikram Nath
Title: Director

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NBH BANK, as a Lender

By:	/s/ Sarah E. Burchett
Name: Sarah E. Burchett
Title: Managing Director

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Shai Bandner
Name: Shai Bandner
Title: Director

By:	/s/ My Nguyen
Name: My Nguyen
Title: Analyst

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jason York
Name: Jason York
Title: Authorized Signatory

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COMERICA BANK, as a Lender

By:	/s/ Cynthia B. Jones
Name: Cynthia B. Jones
Title: Vice President

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UBS AG STAMFORD BRANCH, as a Lender

By:	/s/ Kenneth Chin
Name: Kenneth Chin
Title: Director

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

Signature Page to Fourth Amendment